Exhibit 10.5

October 10, 2017

JM Global Holding Company

1615 South Congress Avenue

Suite 103

Delray Beach, Florida 33445

Cantor Fitzgerald & Co.

499 Park Avenue

New York, New York 10022

Re:	Letter Agreement dated July 23, 2015

Gentlemen:

Reference is made to that certain letter agreement (the “Agreement”), dated July 23, 2015, entered into by and between JM Global Holding Company, a Delaware corporation (the “Company”), and Cantor Fitzgerald & Co. (the “Underwriter”) relating to the Company’s underwritten initial public offering (the “IPO”) of the Company’s units (the “Units”), pursuant to which the undersigned purchased 3,000,000 Units in the IPO. Certain capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company and the Underwriter as follows:

1.	The definition of “Restricted Shares” in Paragraph 1 of the Agreement is hereby amended to replace the reference to “1,000,000” shares of Common Stock with “650,000.”

Except as specifically amended hereby, the Agreement shall remain in full force and effect and all other terms of the Agreement remain unchanged and are applicable to this letter agreement, mutatis mutandis. To the extent any provision of the Agreement is inconsistent with this letter agreement, this letter agreement shall control.

[Signature page follows]

Qi Zhang
Print Name

/s/ Qi Zhang
Signature

Accepted and Agreed:

JM Global Holding Company

By:	/s/ Tim Richerson
Name: Tim Richerson
Title: CEO

Cantor Fitzgerald & Co.

By:	/s/ Shawn Matthews
Name: Shawn Matthews
Title: CEO